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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 22, 2005

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                         AMCOL INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                   0-15661                  36-0724340
 State of Other Jurisdiction   Commission File Number       I.R.S. Employer
       of Incorporation                                  Identification Number

              One North Arlington, 1500 West Shure Drive, Suite 500
                        Arlington Heights, IL 60004-7803
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 394-8730

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 2.02   REGULATION FD DISCLOSURE

     The information in this item is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, "Results of Operations and Financial Condition," pursuant to interim procedures promulgated by the Securities and Exchange Commission in Release 33-8216 issued March 27, 2003.

     On July 22, 2005, the registrant issued a press release to report results for its second quarter ended June 30, 2005.

     That press release, dated July 22, 2005 and titled "AMCOL International Reports 24 Percent Increase in Diluted Earnings Per Share from Continuing Operations Over 2004 Second Quarter and Income of $0.15 from Discontinued Operations" is attached hereto as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibit is furnished with this document:

     Number      Exhibit
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     99.1        Press Release titled "AMCOL International Reports 24 Percent
                 Increase in Diluted Earnings Per Share from Continuing
                 Operations Over 2004 Second Quarter and Income of $0.15 from
                 Discontinued Operations" dated July 22, 2005.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMCOL INTERNATIONAL CORPORATION

     Date:  July 22, 2005             By:  /s/ Lawrence E. Washow
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                                           Lawrence E. Washow
                                           President and Chief Executive Officer